Investor Presentation November 2015 Re-Launching our Growth Strategy; Growing Earnings, Building Capital, and Creating Value Exhibit 99.1

New York Community Bancorp, Inc.

Cautionary Statements
These materials do not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.  New York
Community Bancorp, Inc. (“NYCB”) will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction.  The registration statement will include a proxy statement of Astoria Financial and NYCB which also will constitute a prospectus of NYCB that will be sent
to
the
stockholders
of
Astoria
Financial.
Stockholders
are
advised
to
read
the
joint
proxy
statement/prospectus
when
it
becomes
available
because it will contain important information about NYCB, Astoria Financial, and the proposed transaction.  When filed, this document and other documents relating to the merger filed by NYCB can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents also can be obtained free of charge by accessing NYCB’s website at www.mynycb.com under the tab “Investor Relations”, then under “Financial
Results”, and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from NYCB upon written request to New York Community Bancorp, Inc., Attn: Corporate Secretary, 615 Merrick Avenue, Westbury, New York 11590 or by calling (516)
683-4100,
or
from
Astoria
Financial
upon
written
request
to
Astoria
Financial
Corporation,
Attn:
Monte
N.
Redman,
President,
One
Astoria
Bank
Plaza, Lake Success, New York 11042 or by calling (516) 327-3000.
NYCB, Astoria Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Astoria Financial and NYCB stockholders in connection with the proposed transaction under the rules of the SEC.  Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.  Additional information about
NYCB and its directors and officers may be found in the definitive proxy statement of NYCB relating to its 2015 Annual Meeting of Stockholders filed with the SEC on April 24, 2015.  Additional information about Astoria Financial and its directors and officers may be found in the definitive proxy statement of Astoria relating to its 2015 Annual Meeting of Stockholders filed with the SEC on April 17, 2015. This definitive proxy statement can be obtained free of charge from the SEC’s website at www.sec.gov.
Additional
Information
and
Where
to
Find It
Participants
in
Solicitation

New York Community Bancorp, Inc.

Cautionary Statements
Forward-Looking
Information
The information presented herein, on the webcast, and in other related communications may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the expected completion date, financial benefits, and other effects of the proposed merger of New York Community Bancorp, Inc. (“New York Community”) and Astoria Financial Corporation
(“Astoria Financial”).
Forward-looking
statements
can
be
identified
by
the
use
of
the
words
“anticipate,”
“expect,”
“intend,”
“estimate,”
“target,”
and
words
of
similar
import.
Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.
Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies’ customers, employees, and counterparties; customer disintermediation; inflation; expected synergies, cost savings, and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with New York Community’s and Astoria Financial’s respective businesses, customers,
borrowings,
repayment,
investment,
and
deposit
practices,
and
general
economic
conditions,
either
nationally
or
in
the
market
areas
in
which New York Community and Astoria Financial operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks and important factors that could affect New York Community’s and Astoria Financial’s future results are identified in their Annual Reports on Form 10-K for the year ended December 31, 2014 and in other reports filed with the Securities and Exchange
Commission (“SEC”).
Forward-looking statements are made only as of the date of the presentation, and neither New York Community nor Astoria Financial undertakes any obligation
to
update
any
forward-looking
statements
contained
in
the
presentation
to
reflect
events
or
conditions
after
the
date
hereof.
Our
Use
of
Non-GAAP
Financial
Measures
This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the
Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks.  Such non-GAAP financial
measures
are
not
to
be
considered
in
isolation
or
as
a
substitute
for
measures
calculated
in
accordance
with
GAAP.
Reconciliations
of
our
GAAP and non-GAAP financial measures are included in the Appendix and may also be found in our earnings releases and under “Strategies and
Results” at ir.myNYCB.com.

New York Community Bancorp, Inc.

Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 11/6/15.
Assets
Multi-Family
Loans
Deposits
Deposit
Market Share
Market Cap
$49.0 billion
$24.7 billion
$28.3 billion
# 4 in
the
NY MSA
$8.0 billion
With assets of
$49.0 billion at
9/30/15, we are
the 22nd largest
U.S. bank holding
company.
With a portfolio of
$24.7 billion at the
end of September,
we are a leading
producer of multi-
family loans in
New York
City.
With deposits of
$28.3 billion and
269 branches in
Metro New York,
New Jersey, Ohio,
Florida, and
Arizona, we
currently rank 24th
among the nation’s
largest
depositories.
With deposits of
$22.3 billion in the
NY MSA, we
currently rank 4th
among regional
banks.
With a market cap
of $8.0 billion
at
9/30/15, we rank
20th
among the
nation’s publicly
traded banks and
thrifts.
NYCB: Where We Are Today

New York Community Bancorp, Inc.

(a)
Pro forma assets, deposits, and multi-family loans are based on our balances and Astoria’s at 9/30/15.
(b)
Our pro forma market cap was calculated by multiplying our closing price at 9/30/15 by the sum of our outstanding shares and Astoria’s at that date.
Pro
Forma
Assets
(a)
Pro Forma
Multi-Family
Loan Portfolio
(a)
Pro Forma
Deposits
(a)
Pro Forma
Deposit Market
Share
Pro Forma
Market Cap
(b)
$64.1 billion
$28.6 billion
$37.3 billion
#2
in the NY MSA
$9.8 billion
With pro forma
assets of $64.1
billion, we expect
to rank 20th
among U.S. bank
holding
companies.
With a pro forma
portfolio of $28.6
billion,
we expect
to augment our
position as a
leading multi-
family lender in
NYC.
With pro forma
deposits of $37.3
billion and over
350
branches in
Metro NY, NJ, OH,
FL, and AZ, we
expect to rank 21st
among the nation’s
largest
depositories.
With
pro forma
deposits of
$31.7
billion in the NY
MSA, we expect
our deposit market
share rank among
regional banks to
rise to #2.
With a pro forma
market cap of $9.8
billion, we expect
to rank 17th
among the nation’s
publicly traded
banks and thrifts.
NYCB with Astoria Financial: Where We’re Going

New York Community Bancorp, Inc.

Growth
through
Acquisitions
Multi-Family
Lending
Strong Credit
Standards/
Superior Asset
Quality
Residential
Mortgage
Banking
Efficient
Operation
Since our first
acquisition
in
November 2000,
our assets have
grown from $1.9
billion to $49.0
billion at 9/30/15.
The Astoria
merger
is expected to
result in pro forma
assets of $64.1
billion.
We have originated
$63.7 billion of
multi-family loans
over the course of
our public life.
The Astoria merger
will provide
significant liquidity
to fund the
continued growth
of our multi-family
loan portfolio.
Our
net charge-offs
have averaged a
mere 0.04% since
1993.
With the addition
of Astoria’s loan
portfolio, we
expect our long
history of superior
asset quality to be
maintained.
Since January
2010, our
residential
mortgage banking
operation has
originated $41.9
billion of 1-4 family
loans for sale.
During
that time,
Astoria
has
originated $9.0
billion of 1-4 family
loans for portfolio.
Our efficiency ratio
has consistently
ranked in the top
3% of all banks and
thrifts.
Reflecting
anticipated cost
savings, our record
of efficiency will
also be
maintained.
The Astoria merger is highly consistent with our enduring
business model and commitment to building value for investors.

New York Community Bancorp, Inc.

On October 29, 2015, we announced a highly accretive in-
market merger with Astoria Financial Corporation.
The Merger
Astoria Financial will merge with and into NYCB and Astoria Bank will merge with and into NYCB’s primary bank subsidiary, New York Community Bank.
Consideration
One-for-one
fixed exchange ratio plus $0.50 per share cash payment
Cost Savings
Approximately 50% of Astoria’s non-interest expense
Merger &
Integration Costs
Approximately $180
million pre-tax
Credit Mark
Approximately 1% of current portfolio less net charge-offs at close
Closing Conditions
Contingent on the approval of NYCB’s and Astoria’s regulators and shareholders
Other customary closing conditions
Expected Closing
4Q 2016, subject to conditions noted above

New York Community Bancorp, Inc.

The Astoria merger presents substantial upside potential
relative to the purchase price.
Source: SNL Financial, company disclosure.
(a)
Time deposits greater than $100k are based on 2Q 2015 regulatory disclosure for Astoria.
(b)
Core deposits reflect total deposits less time deposits greater than $100k.
(c)
Represents
average
for
U.S.
bank-to-bank
M&A
transactions
announced
since
2013
with
deal
values
between
$1 billion
-
$10
billion.
1.49x
1.80x
Price / TBVPS
7.7%
12.9%
Core Deposit Premium
20.0%
10.2%
EPS Accretion
6.0%
TBVPS Accretion /
(Dilution)
(a)
(b)
Substantially
Higher
Financial
Returns
Attractive
Purchase
Price
Multiples
NYCB
Bank-to-bank M&A transactions since 2013
(c)
(3.8)%

Growth Through Acquisitions

New York Community Bancorp, Inc.

The Astoria merger represents the re-launch of our growth
strategy.
Significantly Strengthens
our Balance Sheet
De-risking strategies greatly enhance our
balance sheet profile
6% tangible book value per share (TBVPS)
accretion upon closing in 4Q 2016
Boosts deposits by $9 billion and substantially
increases our share of deposits in core
markets
Heightens liquidity while reducing our cost of
funds
Extends our longstanding record of
exceptional asset quality
Reduces our interest rate sensitivity
Builds capital
Significantly Increases
our Earnings
~ 20% pro forma earnings accretion
~ 15.5% return on average tangible common
equity (ROATCE)
Expected cost saves (~ 50% of Astoria’s non-
interest expense) maintain our longstanding
record of efficiency
Expands our margin
Increases our revenue stream

New York Community Bancorp, Inc.

Note: Data from SNL Financial as of 6/30/15.
Long Island
Brooklyn
Queens
Westchester
% of Astoria branches near an NYCB branch
The Astoria merger creates New York’s pre-eminent
community bank.
NYCB
Astoria Financial
52%
85%
92%
Within 1 Mile
Within 3 Miles
Within 5 Miles

New York Community Bancorp, Inc.
12
The Astoria merger significantly increases our share of
deposits in the NY MSA.
Note:  Data from SNL Financial as of 6/30/15.
(a)
Excludes international banks and money centers including: JPMorgan, Bank of New York Mellon, HSBC Holdings, Citigroup, Bank of America, TD, Wells
Fargo, Bank of China, and Banco Santander.
(b)
Deposit balances for NYCB based on 6/30/15 regulatory data for New York Community Bank and New York Commercial Bank.
A Stronger Deposit Franchise
Increases our rank among regional banks in the NY MSA from #4 to #2
Boosts our market share in four attractive Metro NY markets: Nassau and Suffolk Counties (Long Island), Queens, and Brooklyn
Infusion of low-cost core deposits enhances our funding mix
Expands our customer base and opportunities to increase non-interest revenues
Potential improvement in deposit pricing power due to increased scale
NYCB Deposits
(b)
: $29 billion
NYCB Cost of I-B Deposits: 0.62%
Pro Forma Deposits
(b)
: $38 billion
Pro Forma Cost of I-B Deposits: 0.57%
N-I-B
2%
I-B Checking
4%
Savg
& MM
63%
Brokered
10%
Retail CDs
19%
Jumbo CDs
2%
N-I-B
2%
I-B Checking
4%
Savg
& MM
60%
Brokered
13%
Retail CDs
17%
Jumbo CDs
3%
2015 Rank
Top Banks in the
NY MSA
(a)
Branches
Deposits ($mm)
1
Capital One
302
$55,860
2
NYCB Pro Forma
291
31,703
2
Signature
29
24,444
3
M&T Bank
178
23,149
4
NYCB
204
22,274
5
PNC
237
19,963
6
Valley National
194
12,937
7
Investors
113
11,787
8
Apple Financial
80
10,337
9
Astoria Financial
87
9,429
10
First Republic
9
9,335

New York Community Bancorp, Inc.

The Astoria merger will significantly increase our share of
deposits in four highly attractive markets.
Nassau
2015 Rank
Top Banks
Branches
Deposits ($000)
1
JPMorgan Chase & Co.
92
$13,964,179
2
Capital One Financial Corp.
49
10,109,533
3
NYCB Pro Forma
65
10,086,758
3
Citigroup Inc.
46
9,455,824
4
NYCB
37
6,534,120
5
Toronto-Dominion Bank
32
4,825,027
6
Bank of America Corp.
41
4,031,542
7
Astoria Financial Corp.
28
3,552,638
8
Signature Bank
5
2,710,436
9
Flushing Financial Corp.
4
2,374,108
10
Apple Financial Holdings
11
1,938,116
Note:  Data from SNL Financial as of 6/30/15.
Queens
2015 Rank
Top Banks
Branches
Deposits ($000)
1
JPMorgan Chase & Co.
91
$12,396,075
2
Citigroup Inc.
30
7,550,846
3
Capital One Financial Corp.
36
5,773,420
4
NYCB Pro Forma
61
5,641,369
4
NYCB
44
3,406,755
5
Toronto-Dominion Bank
30
3,149,768
6
Astoria Financial Corp.
17
2,234,614
7
HSBC Holdings Plc
17
1,960,130
8
Ridgewood Savings Bank
12
1,866,343
9
Bank of America Corp.
22
1,536,465
10
Maspeth Federal
5
1,080,866
Suffolk
2015 Rank
Top Banks
Branches
Deposits ($000)
1
JPMorgan Chase & Co.
95
$9,911,083
2
Capital One Financial Corp.
52
9,199,284
3
Bank of America Corp.
33
3,796,602
4
Citigroup Inc.
24
3,723,156
5
NYCB Pro Forma
54
3,247,433
5
HSBC Holdings Plc
19
3,113,402
6
Toronto-Dominion Bank
29
2,741,933
7
Bridge Bancorp Inc.
29
2,165,333
8
Astoria Financial Corp.
26
2,062,844
9
Suffolk Bancorp
26
1,699,044
10
People's United
40
1,275,427
12
NYCB
28
1,184,589
Brooklyn
2015 Rank
Top Banks
Branches
Deposits ($000)
1
JPMorgan Chase & Co.
81
$13,084,933
2
Citigroup Inc.
27
5,561,319
3
Banco Santander SA
20
4,674,495
4
Capital One Financial Corp.
31
3,578,731
5
Toronto-Dominion Bank
26
2,906,050
6
HSBC Holdings Plc
20
2,578,225
7
Signature Bank
4
2,209,221
8
NYCB Pro Forma
26
1,974,111
8
Apple Financial Holdings
18
1,792,918
9
Bank of America Corp.
22
1,492,435
10
Dime Community
10
1,263,869
11
Astoria Financial Corp.
12
1,166,054
12
NYCB
14
808,057

New York Community Bancorp, Inc.

(a)
Represents sum of NYCB and Astoria per 3Q 2015 disclosure.
Summary Pro Forma
Balance Sheet
Increases our share of NYC’s multi-family lending market
Leverages our mortgage banking platform and Astoria’s
residential mortgage lending expertise
Extends our longstanding record of credit quality and capital strength
(dollars in billions)
3Q 2015
NYCB
Pro Forma
(a)
Change
Assets
$49.0
$64.1
30.8%
Loans, net
36.5
47.6
30.6
Multi-Family Loans
24.7
28.6
15.9
Total Deposits
28.3
37.3
32.0
Wholesale Borrowings
14.4
18.1
26.2
Stockholders’ Equity
5.8
7.5
28.3
Tangible Stockholders’
Equity
3.4
4.8
43.2
Reflecting its in-market nature and our extensive expertise in post-merger integration and restructuring, the Astoria merger presents maximal opportunities for revenue enhancement while minimizing risk.
Capitalizes on
Complementary Business Models
Provides immediate scale to absorb compliance-related
costs
Expedites our ability to comply with LCR requirements
Validates our extensive preparations for D-SIB status
Facilitates our Transition to D-SIB Status
Provides Ample Opportunities
for Continued Earnings and Capital Growth
Post-merger sale of $1+ billion of acquired assets to reduce credit risk, enhance liquidity, and fund investments in HQLAs
Acquired real estate has embedded value

New York Community Bancorp, Inc.

Source: Company filings, regulatory data as of 6/30/15.
(a)
Pro forma based on sum of Astoria and  NYCB loans and deposits.
The Astoria merger enhances our asset and funding mix.
NYCB
Astoria
Pro Forma
(a)
Total Loans and Leases: $36.2bn
MRQ Yield on Loans: 4.0%
Total Loans and Leases: $11.5bn
MRQ Yield on Loans: 3.5%
Total Loans and Leases: $47.7bn
MRQ Yield on Loans: 3.9%
Pro Forma
(a)
NYCB
Astoria
Total Deposits: $28.6bn
MRQ Cost of IB Deposits: 0.62%
Total Deposits: $9.4bn
MRQ Cost of IB Deposits: 0.43%
Total Deposits: $38.0bn
MRQ Cost of IB Deposits: 0.57%
CRE
22%
MF
66%
ADC
1%
C&I
3%
Resi
1-4
7%
Resi
1-4 (Non-Covered)
0%
Other
1%
CRE
7%
MF
34%
C&I
1%
Resi
1-4 (Non-
-
Covered)
58%
CRE
19%
MF
58%
ADC
1%
C&I
2%
Resi
1-4 (Covered)
5%
Resi
1-4 (Non-Covered)
14%
Other
1%
NIB
2%
IB Checking
4%
Savg
& MM
60%
Brokered
14%
Retail CDs
17%
Jumbo CDs
3%
NIB
3%
IB Checking
4%
Savg
& MM
69%
Retail CDs
23%
Jumbo CDs
1%
NIB
2%
IB Checking
4%
Savg
& MM
62%
Brokered
10%
Retail CDs
19%
Jumbo CDs
2%
(Covered)

New York Community Bancorp, Inc.
The Astoria merger provides multiple opportunities to drive
profitable, sustainable, long-term asset growth.
More loans to be retained in portfolio once D-SIB
threshold is exceeded ($2.3 billion of loans sold
from 3Q 2014 through 3Q 2015 to manage our
assets under $50 billion)
Expected sale of acquired (higher-risk) assets to
support loan growth going forward
Facilitates the continuation of our growth-through-
acquisition strategy
Growth Levers
Results
The Pro Forma Company is Primed for Strong Core Asset Growth
Results in greater on-balance sheet capacity to support loan production
Highly liquid residential mortgage loan portfolio provides the flexibility to manage our asset mix
Stronger capital formation and multiple sources of funding and liquidity are available to support growth
Earnings growth
Higher operating leverage
Improved risk profile
Enhanced returns for investors

New York Community Bancorp, Inc.

De-risking our balance sheet will strengthen our financial
performance in 2016.
Eliminates puttable uprate risk
Improves NPV and NII interest rate
sensitivity ratios
Reduces exposure to rising interest rates
Enhances both liquidity and asset quality
Benefits of De-Risking:
Financial Benefits Expected in
FY 16 from 4Q 15 Repositioning:
~ 10%
~ 35 bps
~ $165 million
~ $100 million
Balance Sheet Repositioning Strategies
In 4Q 2015, we will replace ~ $10 billion of long-term, higher-cost, puttable wholesale borrowings with lower-cost wholesale borrowings featuring more attractive terms.
While the repositioning will result in a one-time after-tax prepayment charge of ~ $614 million in 4Q 2015, it will reduce our annual interest expense by ~
$100 million after-tax beginning in 2016.
Upon completion of the merger, the term on $1.5 billion of short-term borrowings will be extended, reducing our interest rate sensitivity.
We also expect to sell $1.0 billion of Astoria’s non-performing and higher-risk assets at the close.
EPS accretion:
Net Interest Margin:
Net Interest Income:
Net Income:

New York Community Bancorp, Inc.

Our capital management strategy has been enhanced to
strengthen our capital measures and facilitate further growth.
Completed on 11/4/15, our common stock offering:
—
Immediately supported our tangible stockholders’ equity and
Tier 1 common equity; and
—
Offset the impact on capital of the one-time after-tax balance sheet repositioning charge incurred in 4Q 2015.
Adjusting our expected quarterly cash dividend to $0.17 per share beginning in 1Q 2016 positions us for sustainable long-term capital growth, while providing investors with a top-quartile dividend yield of ~4%.
—
Builds capital to facilitate execution of our growth-through-
acquisition strategy going forward
—
Capital retention further minimizes dilution from our 4Q 2015 capital raise
—
Provides flexibility to maximize value-enhancing capital
deployment strategies going forward
Enhanced Capital Management Strategy
Increased Capital Generation
~ 55
bps
~
90
bps
NYCB Stand-Alone
Pro Forma w/ AF
4Q 2016
12-month bps of Capital Generation

New York Community Bancorp, Inc.

36%
46%
2010
3Q 2015
Following enactment of the Dodd-Frank Act, we began allocating significant resources towards D-SIB preparedness.
The degree to which we have already absorbed the cost of D-SIB compliance is reflected in the ~ 1,000-
basis point increase in our efficiency ratio since the enactment of Dodd-Frank.
The Astoria merger provides the additional scale to absorb the remaining D-SIB compliance costs.
Key infrastructure investments to date include:
—
Enhanced ERM and corporate governance frameworks
—
Bottom-up capital planning and stress testing
capabilities
—
Substantial expansion of regulatory compliance staff
Remaining costs of D-SIB compliance include LCR, CCAR
reporting, and Living Will
We expect to cross the D-SIB threshold organically in 2Q 2016.
Preparing for D-SIB Status
NYCB Efficiency Ratio
Prior to and Since Dodd-Frank
D-SIB Compliance

New York Community Bancorp, Inc.

14%
13%
26%
4%
19%
29%
52%
32%
23%
29%
32%
27%
35%
31%
21%
32%
28%
27%
25%
29%
21%
36%
24%
21%
5%
32%
18%
13%
23%
35%
38%
35%
41%
34%
39%
50%
40%
50%
51%
55%
59%
71%
57%
78%
86%
14%
18%
26%
36%
37%
42%
55%
58%
67%
67%
68%
69%
70%
71%
72%
78%
78%
80%
88%
92%
93%
102%
107%
ZION
BAC
MTB
C
MS
JPM
NYCB
PF 2017
BBT
CFG
STI
HBAN
CMA
WFC
USB
COF
FITB
PNC
KEY
STT
RF
DFS
NTRS
BK
AXP
As we continue to grow, we would expect our total payout ratio to be more consistent with the total payout ratio for our D-SIB peers.
Dividends
Approved in 2015
Share
Repurchases Approved in 2015

New York Community Bancorp, Inc.

* The
Astoria merger was announced in October 2015.  All other mergers on this page were completed in the months and years indicated.
The number of branches indicated for our previous transactions is the number of branches in our current franchise that stemmed from each.
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches: 37
2.  July 2001
Richmond County
Financial Corp.
(RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches: 24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches: 38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches: 9
5.  April 2006
Atlantic Bank of
New York (ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches:
14
6.  April 2007
PennFed Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches:
22
7.  July 2007
NYC branch
network of Doral
Bank, FSB (Doral-
NYC)
Assets:
$485 million
Deposits:
$370 million
Branches: 11
8.  Oct. 2007
Synergy Financial
Group, Inc. (SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches:
16
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches: 64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3
11.  June 2012
Aurora Bank FSB
Assets:
None
Deposits:
$2.2 billion
Branches: 0
Payment
Received:
$24.0 million
12. October 2015*
Astoria Financial
Corporation (AF)
Assets:
$15.1 billion
Deposits:
$9.0 billion
Branches:  87
Transaction Type:
Savings Bank
Commercial Bank
Branch
FDIC
Deposit
The Astoria merger leverages our expertise in executing accretive transactions and managing post-merger integrations.

New York Community Bancorp, Inc.

(in millions)
DEPOSITS
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/
PFSB,
Doral, &
SYNF
w/
AmTrust
w/
Desert
Hills
w/ Astoria
Total Deposits:
$3,268
$5,472
$10,360
$12,168
$12,764
$13,311
$22,418
$21,890
$24,878
$28,329
$28,280
$37,329
Total Branches:
86
120
139
152
166
217
276
276
275
272
269
356
CDs
NOW,
MMAs, and Savings
Demand deposits
The Astoria merger, like every other, will enhance our liquidity, reduce our funding costs, and boost our deposit market share.
w/ Aurora
$1,874
$2,408
$4,362
$5,247
$5,945
$6,913
$9,054
$7,835
$9,121
$6,421
$5,518
$7,618
$1,223
$2,609
$5,278
$6,015
$5,554
$4,975
$11,494
$12,122
$12,998
$19,601
$20,209
$26,590
$171
$455
$720
$906
$1,265
$1,423
$1,870
$1,933
$2,759
$2,307
$2,553
$3,121
12/31/00
12/31/01
12/31/03
12/31/05
12/31/06
12/31/07
12/31/09
12/31/10
12/31/12
12/31/14
9/30/15
9/30/15
Pro Forma

New York Community Bancorp, Inc.

After
HAVN
After
RCBK
After
RSLN
After
LICB
After
ABNY
After
PFSB,
Doral, &
SYNF
After
AmTrust
After
Desert
Hills
HFI Loans Outstanding:
$3,636
$5,405
$10,499
$17,029
$19,653
$20,363
$23,377
$23,707
$27,285
$33,025
$34,146
$45,400
HFI Originations:
$616
$1,150
$4,330
$6,332
$4,971
$4,853
$4,280
$15,193
$19,894
$14,204
$12,800
$13,304
After
Aurora
(in millions)
The Astoria merger, like every other, will provide funding for the growth of our high-yielding loan portfolio.
After
Astoria
Multi-family
CRE
All other HFI loans
$1,946
$3,255
$7,368
$12,854
$14,529
$14,055
$16,736
$16,802
$18,605
$23,849
$24,653
$28,562
$324
$566
$1,445
$2,888
$3,114
$3,826
$4,987
$5,438
$7,437
$7,637
$7,646
$8,471
$1,366
$1,584
$1,686
$1,287
$2,010
$2,482
$1,654
$1,467
$1,243
$1,539
$1,847
$8,367
12/31/00
12/31/01
12/31/03
12/31/05
12/31/06
12/31/07
12/31/09
12/31/10
12/31/12
12/31/14
9/30/15
9/30/15
Pro Forma
HELD-FOR-INVESTMENT LOAN PORTFOLIO

Multi-Family Loan Production

New York Community Bancorp, Inc.
$17,433
$18,605
$20,714
$23,849
$24,653
$28,562
12/31/11
12/31/12
12/31/13
12/31/14
9/30/15
9/30/15
Pro
Forma
NYCB
PORTFOLIO STATISTICS
AT
OR
FOR
THE
9
MOS.
ENDED
9/30/15
% of non-covered loans held for
investment = 72.2%
Average principal balance = $5.1 million
Weighted average life = 2.7 years
% of our multi-family loans located in
Metro New York = 82.2%
% of HFI
loan originations = 71.9%
MULTI-FAMILY
LOAN PORTFOLIO
(in millions)
The Astoria merger will increase our share of NYC’s highly
attractive multi-family lending niche.
Originations:
$5,761
$5,791
$7,417
$7,584
$6,436
$6,940
(b)
(a)
Includes Astoria’s balance of multi-family loans at 9/30/15.
(b)
Includes Astoria’s multi-family loan originations in the nine months ended 9/30/15.
(a)

Asset Quality

New York Community Bancorp, Inc.

S & L Crisis
NET CHARGE-OFFS / AVERAGE LOANS
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index: 540 bp
4-Year Total
NYCB: 37 bp
SNL U.S. Bank and Thrift Index: 803 bp
SNL U.S. Bank and Thrift Index
NYCB
Great Recession
Current Credit Cycle
4.75-Year Total
NYCB: 50 bp
SNL U.S. Bank and Thrift Index: 473 bp
We have been distinguished by our low level of net charge-
offs in downward credit cycles.
* Annualized
(0.04)%
0.68%
1.63%
2.83%
2.89%
0.00%
0.03%
0.13%
0.21%
2007
2008
2009
2010
0.54%
1.28%
1.50%
1.17%
0.91%
0.00%
0.00%
0.04%
0.07%
0.06%
1989
1990
1991
1992
1993
1.77%
1.24%
0.76%
0.53%
0.43%
0.35%
0.13%
0.05%
0.01%
2011
2012
2013
2014
9M 2015*

New York Community Bancorp, Inc.

2.91%
4.00%
4.05%
3.41%
2.35%
1.46%
2.48%
2.10%
2.83%
1.51%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
S & L Crisis
Great Recession
Current Credit Cycle
NON-PERFORMING LOANS
(a)(b)
/ TOTAL LOANS
(a)
(a)
Non-performing loans and total loans exclude covered loans and non-covered purchased credit-impaired loans.
(b)
Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
1.11%
2.71%
4.17%
3.56%
0.11%
0.51%
2.47%
2.63%
12/31/07
12/31/08
12/31/09
12/31/10
2.60%
2.22%
1.66%
1.26%
1.05%
1.28%
0.96%
0.35%
0.23%
0.16%
12/31/11
12/31/12
12/31/13
12/31/14
9/30/15
Average NPLs/Total Loans
NYCB: 2.08%
SNL U.S. Bank and Thrift Index: 3.34%
Average NPLs/Total Loans
NYCB: 1.43%
SNL U.S. Bank and Thrift Index: 2.89%
SNL U.S. Bank and Thrift Index
NYCB
Average NPLs/Total Loans
NYCB: 0.60%
SNL U.S. Bank and Thrift Index: 1.76%
The quality of our loan portfolio continues to exceed that of our industry.

New York Community Bancorp, Inc.

Conservative
Underwriting
Active Board
Involvement
Multiple
Appraisals
Risk-Averse Mix of
Non-Covered Loans
Held for Investment
(at 9/30/15)
•
Conservative loan-to-
value ratios
•
Conservative debt
coverage ratios: 120%
for multi-family loans,
and 130% for CRE loans
•
Multi-family and CRE
loans are based on the
lower of economic or
market value.
•
All loans originated for
portfolio are reviewed
by the Mortgage or
Credit Committee (a
majority of the Board of
Directors).
•
A member of the
Mortgage or Credit
Committee participates
in inspections on multi-
family loans in excess of
$7.5 million, and CRE
and ADC loans in excess
of $4.0 million.
•
All properties are
appraised by
independent appraisers.
•
All independent
appraisals are reviewed
by in-house appraisal
officers.
•
A second independent
appraisal review is
performed on loans that
are large and complex.
•
Multi-family:  72.2%
•
CRE:  22.4%
•
One-to-Four Family:  0.3%
•
ADC:  0.9%
•
Commercial and
Industrial:  4.1%
The quality of our assets reflects the nature of our lending niche and our strong underwriting standards.

Residential Mortgage Banking

New York Community Bancorp, Inc.

Features
Loans can be originated/purchased in all 50 states and the District of Columbia.
Our 950 approved clients include community banks, credit unions, mortgage companies, and mortgage brokers.
100% of loans funded are full documentation, prime credit loans.
Credit Quality
As of September
30, 2015, 99.8% of all funded loans were current.
Limited
Repurchase Risk
Of the seven loans that were repurchased in the first nine months of 2015, five were subsequently resolved, and two were placed back into portfolio.
Benefits
Since January 2010, our mortgage banking business has originated 1-4 family loans of $41.9 billion and generated mortgage banking income of $626.3 million.
Our proprietary mortgage banking platform has enabled us to expand our revenues, market share, and product line.
Over time, mortgage banking income has supported the stability of our return on average tangible assets, even in times of interest rate volatility.
Our revenue mix has been enhanced since the establishment of our mortgage banking operation in January 2010.
Loan production is driven by our proprietary real time, web-accessible mortgage banking technology platform, which securely controls the lending process while mitigating business and regulatory risks.

New York Community Bancorp, Inc.

$52.6
$32.6
$26.1
$23.2
$16.2
$12.8
$14.6
$15.3
$16.6
$16.4
$18.4
$16.0
$7.5
$31.5
$39.3
$19.9
$44.4
$39.6
$33.0
$20.4
$19.3
$25.4
$21.8
$30.1
$26.7
$23.1
$84.1
$71.9
$46.0
$67.6
$55.8
$45.8
$35.0
$34.6
$42.0
$38.2
$48.5
$42.7
$30.6
1.64%
1.71%
1.95%
1.99%
2.71%
2.74%
2.77%
2.62%
2.50%
2.28%
1.97%
2.16%
2.22%
Average 10-Year
Treasury Rate
Return on Average
Tangible Assets
(a)
Total:
1.29%
1.24%
1.19%
1.21%
1.11%
1.12%
1.05%
1.06%
1.06%
1.14%
1.04%
1.09%
0.99%
Prepayment Penalty Income
on Loans
Mortgage Banking Income
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3Q 2015
(a)
ROATA is a non-GAAP financial measure.  Please see page 40 for additional information.
(dollars in millions)
Prepayment penalty income and mortgage banking income have
contributed to the stability of our ROTA.

Efficiency

New York Community Bancorp, Inc.

SNL U.S. Bank and Thrift Index
NYCB
Astoria
The Astoria merger will maintain our record of superior
efficiency.
67.12%
66.59%
65.93%
65.41%
65.38%
40.03%
40.75%
42.71%
43.16%
44.78%
2011
2012
2013
2014
9M 2015
9M 2015
EFFICIENCY RATIO
Benefits
of
the
Astoria
Merger
In-market nature of the merger underscores
the potential for significant cost savings
Estimated cost saves = ~
50% of Astoria’s
non-interest expense
Opportunity to leverage our mortgage platform
and
Astoria’s retail origination model
Provides immediate scale to absorb higher D-
SIB compliance-related
costs
Expanded customer base represents
an
opportunity for revenue growth (e.g., through
sales of third-party investment products and
other financial services)
72.31%

Total Return on Investment

New York Community Bancorp, Inc.

(a)
Bloomberg
TOTAL RETURN ON INVESTMENT
SNL
U.S. Bank and Thrift Index
NYCB
(a)
Our commitment to building value for our investors is reflected in our total returns over the course of our public life.
5,111%
244%
213%
209%
245%
168%
260%
393%
450%
428%
717%
2,059%
2,754%
3,843%
2,670%
3,069%
4,265%
4,319%
11/23/93
12/31/99
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
9/30/15
CAGR since IPO:
27.0%
As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYCB stock for each 100 shares originally purchased.

Appendix

New York Community Bancorp, Inc.

NYCB
Features
Astoria Financial
1859
Established
1888
1993
Year Converted
1993
Westbury, NY
Headquarters
Lake Success, NY
Largest US Thrift
Rank by Assets
4th Largest US Thrift
NYSE
Exchange
NYSE
444,319,494
Shares Outstanding at 9/30/15
100,786,186
$8.41 Billion
Market Cap at 10/28/15
$1.77 Billion
Nassau, Suffolk, Queens, Brooklyn,
Manhattan, Westchester, Staten
Island,
The Bronx
Metro NY Markets
Nassau, Suffolk, Queens, Brooklyn,
Manhattan, Westchester
154
(a)
Number of Branches in
Metro NY
87
(a)
269
(a)(b)
Total Number of Branches
87
(a)
3,468 FTE
Number of
Employees
1,555 FTE
(a)
At 9/30/15
(b)
Includes 46 branches in NJ, 28 in OH, 27 in FL, and 14 in AZ.
NYCB and Astoria Financial at a Glance

New York Community Bancorp, Inc.

NYCB and Astoria Financial:  Earnings Summary
For the 3 months ended 9/30/15
For the 9 months ended 9/30/15
(in thousands,
except share data)
NYCB
Astoria Financial
NYCB
Astoria Financial
Net interest income
$279,412
$84,734
$857,277
$255,605
(Recovery
of) provision for
losses on non-covered loans
(512)
4,439
(3,254)
7,749
Non-interest income
37,587
12,852
151,722
41,127
Non-interest expense
147,308
72,589
456,074
214,577
Income tax expense
64,031
10,530
203,961
20,260
Net income
114,688
18,906
357,651
69,644
Earnings per share
0.26
0.17
0.80
0.63
Dividend per share
0.25
0.04
0.75
0.12

New York Community Bancorp, Inc.

At or for the 3 months ended
9/30/15
At or for the 9 months ended
9/30/15
NYCB
Astoria Financial
NYCB
Astoria Financial
ROATE
13.66%
5.06%
14.25%
6.48%
ROATA
0.99
0.50
1.04
0.61
Margin
2.56
2.37
2.63
2.35
Efficiency Ratio
46.07
74.38
44.78
72.31
NPAs/Total Assets
0.17
1.00
0.17
1.00
NPLs/Total Loans
0.16
1.17
0.16
1.17
Net
(Recoveries) Provisions/
Average Loans
(0.01)
(0.02)*
(0.02)
0.00*
Equity/Total
Assets
11.88
10.91
11.88
10.91
Tangible Equity/Tangible Assets
7.27
9.80
7.27
9.80
Common Equity Tier 1 Ratio
10.68
19.00
10.68
19.00
Leverage Capital Ratio
7.61
11.00
7.61
11.00
NYCB and Astoria Financial:  Profitability, Asset Quality, and
Capital Measures
* Annualized

New York Community Bancorp, Inc.

For the Three Months Ended
(dollars in thousands)
September 30,
2015
June 30,
2015
March
31,
2015
December 31,
2014
September 30,
2014
June 30,
2014
March 31,
2014
December
31,
2013
September 30,
2013
June 30,
2013
March 31,
2013
December
31,
2012
September 30,
2012
Average Assets
$48,970,353
$48,329,195
$48,769,552
$48,870,512
$48,484,853
$47,897,289
$46,872,770
$46,107,450
$44,343,284
$43,860,167
$43,243,259
$43,087,846
$43,205,076
Less: Average goodwill and core deposit intangibles
(2,440,708)
(2,442,007)
(2,443,528)
(2,445,262)
(2,447,277)
(2,449,260)
(2,451,571)
(2,454,191)
(2,458,145)
(2,462,265)
(2,466,622)
(2,471,204)
(2,476,056)
Average tangible assets
$46,529,645
$45,887,188
$46,326,024
$46,425,250
$46,037,576
$45,448,029
$44,421,199
$43,653,259
$41,885,139
$41,397,902
$40,776,637
$40,616,642
$40,729,020
Net Income
$114,688
$123,704
$119,259
$131,197
$120,258
$118,688
$115,254
$120,155
$114,200
$122,517
$118,675
$122,843
$128,798
Add back:
Amortization of core deposit intangibles,
net of tax
768
807
950
1,124
1,211
1,249
1,394
1,839
2,470
2,509
2,653
2,826
2,913
Adjusted net income
$115,456
$124,511
$120,209
$132,321
$121,469
$119,937
$116,648
$121,994
$116,670
$125,026
$121,328
$125,669
$131,711
Return on average assets
0.94%
1.02%
0.98%
1.07%
0.99%
0.99%
0.98%
1.04%
1.03%
1.12%
1.10%
1.14%
1.19%
Return on average tangible assets
0.99
1.09
1.04
1.14
1.06
1.06
1.05
1.12
1.11
1.21
1.19
1.24
1.29
Average tangible assets is a non-GAAP financial measure. The following table presents a reconciliation of this non-GAAP measure with the related
GAAP measure for the three months ended September 30, June 30, and March 31, 2015; December 31, September 30, June 30, and March 31, 2014;
December 31, September 30, June 30, and March 31, 2013; and December 31, and September 30, 2012.
Reconciliations of GAAP and Non-GAAP Financial Measures

New York Community Bancorp, Inc.

11/10/15
Visit our website:
ir.myNYCB.com
E-mail requests to:
ir@myNYCB.com
Call Investor Relations at:
(516) 683-4420
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
For More Information